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                                                           L&W DRAFT OF 12/18/95

                                  $120,000,000

                            PRIME HOSPITALITY CORP.

                       ___% First Mortgage Notes due 2006

                             UNDERWRITING AGREEMENT


                                                                January   , 1996


SMITH BARNEY INC.
BT SECURITIES CORPORATION
MONTGOMERY SECURITIES

        c/o      SMITH BARNEY INC.
                 388 Greenwich Street
                 New York, New York 10013

Ladies and Gentleman:

        Prime Hospitality Corp., a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell $120,000,000 aggregate principal amount of its ___% First Mortgage Notes due 2006 (the "Notes") to Smith Barney Inc., BT Securities Corporation and Montgomery Securities (the "Underwriters"). The Notes will be issued pursuant to the provisions of an Indenture to be dated as of January ___, 1996 (the "Indenture") between the Company and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"). The payment of principal and interest on the Notes and the performance of the obligations of the Company under the Indenture will be secured by first priority security interests in the Collateral pursuant to the Collateral Documents listed on Schedule I hereto (the "Collateral Documents"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Indenture.

        The Company wishes to confirm as follows its agreement with the Underwriters, in connection with the purchase of the Notes by the Underwriters.

        1. Registration Statement and Prospectus. A registration statement on Form S-3 (Registration No. 33-64685) with respect to the Notes, including a preliminary form of prospectus, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; one or more amendments to such registration statement may have been so prepared and may have been, or may be, so filed, including either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4) under the Act. Copies of such registration statement and amendments, each related preliminary prospectus (the "Preliminary Prospectus") (including four fully executed copies of the registration statement and each amendment thereto) and the pre-effective prospectus or final form of prospectus have been delivered to the Underwriters. Such registration statement as amended at the time it becomes effective or, if
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a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information incorporated by reference therein and financial statements and exhibits, and the information (if any) contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be a part of the registration at the time of its effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement;" and such prospectus as then amended including such information incorporated by reference therein, or first used to confirm sales, whether or not filed with the Commission pursuant to Rule 424(b) under the Act, is herein after referred to as the "Prospectus."

        2. Agreements to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not
jointly, to purchase from the Company, at a purchase price of   % of the
principal amount thereof, the principal amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto.

        3. Terms of Public Offering. The Company has been advised by the Underwriters that the Underwriters propose to make a public offering of their respective portions of the Notes as soon after the Registration Statement and this Agreement have become effective as in the Underwriters' judgment is advisable and initially to offer the Notes upon the terms set forth in the Prospectus.


        4. Delivery of the Notes and Payment Therefor. Delivery to the Underwriters of and payment for the Notes shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, NY 10022, at 10:00 A.M., New York City time, on January ___, 1996 (the "Closing Date"). The place of closing for the Notes and the Closing Date may be varied by agreement between the Underwriters and the Company.

        The Notes will be delivered to the Underwriters against payment of the purchase price therefor by certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company and registered in such names and in such denominations as the Underwriters shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. The Notes to be delivered to the Underwriters shall be made available to the Underwriters in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

        5. Agreements of the Company. The Company covenants and agrees with the several Underwriters as follows:

                 (a) The Company will cause the Prospectus to be filed with the Commission as required by Section 1 hereof (but only if the Underwriters have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriters promptly of such filing; the Company will notify the Underwriters promptly of the time when any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the Underwriters' request, any amendments or supplements to the Registration Statement or Prospectus that, in the Underwriters' opinion, may be necessary or advisable in connection with the distribution of the Notes by the Underwriters; and the Company will file no amendment or supplement to the Registration Statement or Prospectus to which the Underwriters shall reasonably object by notice to the Company after

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        having been furnished a copy a reasonable time prior to the filing.  In the event that the Company and the Underwriters agree that the Prospectus should be amended or supplemented, the Company, if requested by the Underwriters, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                 (b) The Company will advise the Underwriters, promptly after it shall have received notice or obtained knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                 (c) Within the time during which a prospectus relating to the Notes is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify the Underwriters and will amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                 (d) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act.

                 (e) The Company will furnish to the Underwriters copies of the Registration Statement (four of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the several Underwriters and by dealers of each Preliminary Prospectus and each Prospectus furnished by the Company.

                 (f) The Company will use its best efforts to qualify the Notes for sale under the securities laws of such jurisdictions as the Underwriters reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Notes but in no event for more than 180 days, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to subject itself to general taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will also arrange for the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Underwriters reasonably request.

                 (g) During the period of five years hereafter, the Company will furnish to the Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report

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        of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report filed by the Company with the Commission the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange; and
        (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock or other securities.

                 (h) The Company will apply the net proceeds from the sale of the Notes to be sold by it hereunder for the purposes set forth in the Prospectus.

                 (i) The Company will use its best efforts to have the Notes listed, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.

                 (j) Notwithstanding any other provisions hereof, if this Agreement shall be terminated by the Underwriters pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given to you terminating this Agreement pursuant to Section 10 or Section 11 hereof), or if the sale to the Underwriters of the Notes is not consummated because of any refusal, inability or failure on the part of the Company, at or prior to the Closing Date, to perform any agreement herein or to comply with any provision hereof (unless such failure to perform or comply be due to any default or omission by any Underwriter), the Company agrees to reimburse the Underwriters upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters in connection with the Underwriters' investigation, preparing to market and marketing the Notes or in contemplation of performing the Underwriters' obligations hereunder, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, telegraph charges and telephone charges relating directly to the offering contemplated by the Prospectus. Any such termination shall be without liability of any party to any other party except as set forth in this Section 5(j). This Section 5(j), Section 7 and Section 9 shall at all times be effective and shall apply.

        The Underwriters, may, in their sole discretion waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

        6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                 (a) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, or to the knowledge of the Company, has been threatened to be issued.

                 (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. Each part of the Registration Statement, when such part became or becomes effective, each Preliminary Prospectus, on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, or as first used to confirm sales, and at the Closing Date, conformed or will conform in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus, on the date of filing thereof with the Commission, and the

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        Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, or when first used to confirm sales, and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information relating to the Underwriters furnished to the Company by or on behalf of the Underwriters, specifically for use in the preparation thereof. The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (b) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company's Annual Report on Form 10-K/A for the year ended December 31, 1994. The Company and each of the Company's subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of its respective jurisdiction of incorporation, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, would not have a material adverse effect on the condition (financial or other), business, property or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                 (c) The Company has an authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Registration Statement, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                 (d) Each of the Indenture and the Notes have been duly authorized by the Company, the Indenture has been duly qualified under the Trust Indenture Act and when duly executed and delivered will constitute, and the Notes, when duly executed, authenticated, issued and delivered as contemplated hereby and by the Indenture, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (e) This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement, the Indenture, the Collateral Documents,

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        the pledge of the Collateral pursuant to the Collateral Documents, the issuance, sale and delivery of the Notes and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of the property of the Company or any of its subsidiaries is subject, the charter or by-laws of the Company or any of its subsidiaries, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Notes and the pledge of the Collateral under the Collateral Documents by the Company, except such as may be required under the Act, the Trust Indenture Act or state securities laws; and the Company has full power and authority to authorize, issue and sell the Notes and to pledge the Collateral under the Collateral Documents as contemplated by this Agreement.

                 (f) Arthur Andersen LLP and J.H. Cohn & Company are independent public accountants with respect to the Company as required by the Act.

                 (g) The financial statements and schedules of the Company and its predecessor and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its predecessor, as the case may be, as of the respective dates of such financial statements and schedules, and the results of operations and changes in financial position of the Company and its predecessor, as the case may be, for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by Arthur Andersen LLP and J.H. Cohn & Company, as the case may be. No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization," "Summary Recent Consolidated Financial and Other Data," "Recent Consolidated Financial and Other Data," and "Selected Consolidated Financial Data of the Company and its Predecessor," fairly present the information set forth therein on the basis stated in the Registration Statement.

                 (h) The Company is not in violation of its charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company is a party or by which it or its property is bound, or to which any of the property or assets of the Company is subject except for any such violation or default that could not have a Material Adverse Effect.

                 (i) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown. There are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement by the Act, the Trust Indenture Act or by the Rules and Regulations that have not been so filed.

                 (j) The Notes, the Indenture, the Collateral Documents and the Collateral conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

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                 (k)     Except as contemplated in the Prospectus, subsequent
        to the respective dates as of which information is given in the Registration Statement and the Prospectus, none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, and there has not been any material adverse change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                 (l) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or to the knowledge of the Company, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be subject, (ii) to the knowledge of the Company, no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body (other than Blue Sky laws, regulations or orders), or (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject is issued and outstanding that, in the case of clauses (i), (ii) and (iii) above,
        (1) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, (2) might suspend the effectiveness of the Registration Statement, (3) might prevent or suspend the use of any Preliminary Prospectus in any jurisdiction, (4) except as disclosed in the Registration Statement or the Prospectus, might have a Material Adverse Effect, (5) would interfere with or adversely affect the transactions contemplated by this Agreement in any material respect, or (6) might in any manner invalidate any provisions of this Agreement, the Indenture or the Notes.

                 (m) Except as otherwise disclosed in the Prospectus, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions, to all property and assets described in the Prospectus as being owned by it, except for (i) liens for taxes not yet due and payable and (ii) such liens, claims, encumbrances and restrictions as are not material to the condition (financial or other), business, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

                 (n) Each of the Collateral Documents has been duly authorized by all necessary corporate action and, when duly executed and delivered by the Company, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (o) The pledge, assignment and encumbrance of the Collateral by the Company pursuant to the terms of the Collateral Documents on the Closing Date will create a valid and perfected security interest in the Collateral securing payment of the Notes and payment and performance of all of the Company's other obligations under the Indenture and the Collateral Documents. On the Closing Date, (i) except as permitted by the Indenture and the Collateral Documents, such security interest will constitute a first, prior and exclusive lien with respect to the Collateral and (ii) no filings, registrations, recordings, deliveries or other actions will be required in order to perfect the security interest in such Collateral created under the Collateral Documents, other than (A) filings, recordings, deliveries or other actions which, on or before the Closing Date, will have been made by or on behalf

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        of the Company and (B) recordation of the Collateral Documents in the jurisdictions in which the Collateral subject thereto is located.

                 (p) Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, direct, indirect or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and its subsidiaries;
        (ii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and its subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock or indebtedness (other than the Notes) material to the Company and its subsidiaries (other than in the ordinary course of business); and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries, taken as a whole.

                 (q) Except as disclosed in or specifically contemplated by the Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as now conducted; and the Company has no knowledge of any material infringement by it or its subsidiaries of trademark, trade name, patent, mask works, copyrights, licenses, trade secret or other similar rights of others, and there is no claim being made against the Company or its subsidiaries regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a Material Adverse Effect.

                 (r) The Company has not been advised, and has no reason to believe, that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, the failure to comply with which could have a Material Adverse Effect. None of the Company or any of its subsidiaries is in violation of any safety or similar law applicable to its business, nor any federal, state or foreign law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal, state or foreign wages and hours laws, nor any provisions of the Employee Retirement Income Security Act, as amended, or the rules and regulations promulgated thereunder ("ERISA"), which in each case could have a Material Adverse Effect.

                 (s) Neither the Company nor any of its subsidiaries is involved in any material labor dispute nor, to the best of the knowledge of the Company and its subsidiaries, is any material labor dispute threatened which, if such dispute were to occur, could have a Material Adverse Effect.

                 (t) Except as disclosed in the Registration Statement, the Company and its subsidiaries are in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except for such instances of noncompliance which, either singly or in the aggregate, would not have a Material Adverse Effect. The term "Hazardous Material" means
        (a) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (b) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended,

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        (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. There is no alleged liability, or to the best knowledge and information of the Company potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company or any of its subsidiaries arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Material at any location at which the Company or any of its subsidiaries has previously conducted or is currently conducting any business (whether or not owned by the Company or any of its subsidiaries) or has previously owned or currently owns any property or (ii) any violation or alleged violation of any Environmental Law, in either case (x) which alleged or potential liability is required to be disclosed in the Registration Statement, other than as disclosed therein, or (y) which alleged or potential liability, singly or in the aggregate, would have a Material Adverse Effect.

                 (u) All tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, except to the extent such failure to file would not, individually or in the aggregate, have a Material Adverse Effect, and all material taxes (including, but not limited to, withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from any taxing authority) have been paid other than those (i) being contested in good faith and for which adequate reserves have been provided or (ii) currently payable without penalty or interest.

                 (v) The Company is not an "investment company" under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                 (w) The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Notes other than the Prospectus, the Registration Statement and the other materials permitted by the Act.

                 (x) The Company and each of its subsidiaries maintain insurance insuring against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and each of its subsidiaries and their respective businesses, except where the failure to maintain such insurance could not have a Material Adverse Effect.

                 (y) Neither the Company nor any of its subsidiaries has at any time (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                 (z) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Notes or to facilitate the sale or resale of the Notes.

                 (aa) Neither the issuance, sale and delivery of the Notes, nor the application of the proceeds thereof by the Company and its subsidiaries as set forth in the Prospectus, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                 (bb) Any material real property leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred and is continuing thereunder which would result in any Material Adverse Effect, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such material real property leases to which any of them is party as lessee with such exceptions as do not materially interfere with the use made of such property by the Company or such subsidiary.

                 (cc) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

                 (dd) No consent, approval, authorization or order of, or filing or qualification with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or in connection with the sale of the Notes by the Company pursuant to this Agreement, except such as have been obtained and made under the Act and such as may be required under state securities law.

                 (ee)    The Company has complied with all provisions of Section
        517.075 Florida Statutes, relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

                 (ff) The Company maintains a system of internal accounting controls sufficient to provide assurance that: (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (gg) There have been no material changes in the improvements located at or on the properties to be encumbered by the Collateral Documents since the date of the surveys of such properties conducted by registered surveyors as of the dates specified on Schedule II.

                 (hh) Prior to and immediately after the issuance of the Notes, (1) the present fair salable value of the assets of the Company exceeded and will exceed the amount that will be required to be paid on, or in respect of, the Company's debts and other liabilities (including contingent liabilities) as they become absolute and matured,
        (2) the Company does not have and will not have unreasonably small capital to carry out its business as conducted or as proposed to be conducted and (3) the Company does not intend to, and does not believe that it will, incur debts or other liabilities beyond its ability to pay such debts and liabilities as they mature. The Company does not intend to permit any of its subsidiaries to incur debts or other liabilities beyond their respective ability to pay such debts and liabilities as they mature.

                 (ii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                 (jj) The order confirming the Company's (or its predecessor's) plan of reorganization (the "Plan") under Chapter 11 of the Bankruptcy Code (the "Code") is a valid and binding order (i) as to which a notice of appeal or petition for certiorari can no longer be timely filed and as to which no timely-filed appeal or certiorari proceeding is pending and (ii) which has not been overturned by a court of competent jurisdiction. There has been "substantial consummation" (as defined in Section 1101(2) of the Code) of the Plan.

                 (kk) The Notes have been approved for listing on the New York Stock Exchange.

                 (ll) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

        7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Preliminary shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Notes by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

        (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the Company and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

        (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person, based on the Registration Statement, the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, and any such controlling person, shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

        (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Notes underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Notes set forth opposite their names in Schedule I hereto (or such principal amounts of Notes increased as set forth in Section 10 hereof) and not joint.

        (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

        (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

        8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Notes hereunder are subject to the following conditions:

                 (a) The Registration Statement shall have become effective not later than 5:00 p.m., Washington, D.C. time, on the date of this Agreement or at such later time as shall have been consented to by the Underwriters; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; and prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or otherwise, shall have been complied with to the Underwriters' satisfaction.

                 (b) The Underwriters shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there shall not have been any change in the capital stock of the Company or any of its subsidiaries or any material change in the indebtedness (other than as a result of the sale of the Notes or in the ordinary course of business) of the Company or any of its subsidiaries, (ii) except as set forth or contemplated by the Registration

        Statement or the Prospectus, no material verbal or written agreement or other transaction shall have been entered into by the Company or any of its subsidiaries, which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and its subsidiaries, (iii) no loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries shall have been sustained which could have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any of its subsidiaries which is material to the Company and its subsidiaries or which affects or may affect the transactions contemplated by this Agreement shall have been instituted or threatened, and (v) there shall not have been any material change in the condition (financial or otherwise), business, management results of operations or prospects of the Company and its subsidiaries which makes it impractical or inadvisable in the judgment of the Underwriters to proceed with the public offering or purchase of the Notes as contemplated hereby.

                 (c) There shall have been furnished to the Underwriters, in form and substance satisfactory to the Underwriters, except as otherwise expressly provided below:

                         (i) An opinion of Willkie Farr & Gallagher, counsel for the Company, addressed to the Underwriters and dated the Closing Date to the effect that:

                                  (a) The Company and each of the Company's
                 Significant Subsidiaries (as defined under Rule 1-02 of Regulation S-X under the Exchange Act) has been duly incorporated and is an existing corporation in good standing under the laws of its respective jurisdiction of incorporation, has full power and authority (corporate; to own, lease and operate hotels constituting collateral; and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, would not have a Material Adverse Effect.

                                  (b) The Indenture and the Notes have been
                 duly authorized by the Company, the Indenture has been duly qualified under the Trust Indenture Act and when duly executed and delivered will constitute, and the Notes, when duly executed, authenticated, issued and delivered as contemplated hereby and by the Indenture, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms and, in the case of the Notes, entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                  (c) The Collateral Documents have been duly
                 authorized by the Company, and when duly executed and delivered will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and, in the case of the Notes, entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                  (d)  The Company has authorized and
                 outstanding capital stock as set forth under "Capitalization" in the Prospectus.

                                  (e) The Registration Statement has become
                 effective under the Act; the Prospectus has been filed with the Commission as required by Section 2(a) hereof and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission.

                                  (f) Each part of the Registration Statement,
                 when such part became effective, and the Prospectus, and any amendment or supplement thereto, as of the respective date thereof, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations (other than the financial statements and related schedules and financial and statistical data therein, as to which such counsel need express no opinion).

                                  (g) The descriptions in the Registration
                 Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                                  (h) The Company is not an "investment
                 company" under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                  (i) To such counsel's knowledge, there is (i)
                 no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened, to which the Company or any of its Significant Subsidiaries is or may be a party or to which the business or property of the Company or any of its Significant Subsidiaries is or may be subject, and (ii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of its Significant Subsidiaries is or may be subject issued that, in the case of clauses (i) and (ii) above,
                 (a) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, (b) might suspend the effectiveness of the Registration Statement, (c) to such counsel's knowledge, might prevent or suspend the use of any preliminary prospectus in any jurisdiction, (d) except as disclosed in the Registration Statement or the Prospectus, would have a Material Adverse Effect or (e) would in any manner invalidate any provisions of this Agreement, the Indenture or the Notes.

                                  (j) The statements contained in the
                 Prospectus under the caption "Description of Notes" insofar as they purport to describe the terms of the Notes, constitute accurate summaries thereof in all material respects.

                                  (k) Neither the issuance, sale and delivery
                 of the Notes, nor the application of the proceeds thereof by the Company and its subsidiaries as set forth in the Prospectus, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                                  (l) No consent, approval, authorization or
                 order of, or filing or qualification with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or in connection with the sale of the Notes by the Company pursuant to this Agreement, except such as have been obtained and made under the Act, the Trust Indenture Act and such as may be required under state securities law or by the NASD.

                                  (m) This Agreement has been duly authorized,
                 executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute or any agreement or instrument filed as an exhibit to the Registration Statement, the charter or by-laws of the Company, or, to such counsel's knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and the Company has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement.

                         In addition, such counsel shall state that they have
                 participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Underwriters at which the contents of the Registration Statement, the Prospectus and any amendment thereof or supplement thereto and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives) no facts have come to the attention of such counsel that would lead them to believe that either the Registration Statement at the time it became effective (or any amendment thereof made prior to the Closing Date, as the case may be, as of the date of such amendment) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (of any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that in each such case such counsel expresses no belief or opinion with respect to the financial statements and schedules and other financial or statistical data included therein).

                         (ii) An opinion of Joseph Bernadino, Esq., Senior Vice President, Secretary and General Counsel of the Company, addressed to the Underwriters and dated the Closing Date to the effect that:

                                  (a) To the best knowledge of such counsel,
                 none of the Company or any of its subsidiaries is in violation of any safety or similar law applicable to its business, nor any federal, state or foreign law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal, state or foreign wages and hours laws, nor any provisions of ERISA, which in each case would have a Material Adverse Effect.

                                  (b) To the best knowledge of such counsel,
                 except as set forth in the Registration Statement, the Company and its subsidiaries are in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to Environmental Laws, except for such instances of noncompliance which, either singly or in the aggregate, would not have a Material Adverse Effect. There is no alleged liability, or, to the best of such counsel's knowledge, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company or any of its subsidiaries arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Material at any location at which the Company or any of its subsidiaries has previously conducted or is currently conducting any business (whether or not owned by the Company or any of its subsidiaries) or has previously owned or currently owns any property or (ii) any violation or alleged violation of any Environmental Law, in either case (x) which alleged or potential liability is required to be disclosed in the Registration Statement, other than as disclosed therein, or
                 (y) which alleged or potential liability, singly or in the aggregate, would have a Material Adverse Effect.

                                  (c) Neither the Company nor any of its
                 subsidiaries is involved in any material labor dispute nor, to the best of such counsel's knowledge, is any material labor dispute threatened which, if such dispute were to occur, would have a Material Adverse Effect.

                                  (d) Except as would not have a Material
                 Adverse Effect, neither the Company nor any of its subsidiaries is in violation of its charter or by-laws and, to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any of the agreements filed as an exhibit to the Registration Statement.

                                  (e) All of the outstanding shares of capital
                 stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise stated in the Registration Statement, to the best of such counsel's knowledge, are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim.

                         In addition, such counsel shall state that they have
                 participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Underwriters at which the contents of the Registration Statement, the Prospectus and any amendment thereof or supplement thereto and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives) no facts have come to the attention of such counsel that would lead them to believe that either the Registration Statement at the time it became effective (or any amendment thereof made prior to the Closing Date, as the case may be, as of the date of such amendment) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (of any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that in each such case such counsel expresses no belief or opinion with respect to the financial statements and schedules and other financial or statistical data included therein).

                         (iii) The opinion of local counsel to the Company in each of Arizona, Arkansas, Connecticut, Florida, Georgia, Kansas, Nevada, Ohio, Tennessee and Virginia, which local counsel shall in each case be reasonably satisfactory to the Underwriters, dated the Closing Date, substantially in the form of Exhibit A hereto.

                         (iv) Such opinion of Latham & Watkins, counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Notes, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

                         (v) A certificate of the Company executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, to the effect that:

                                  (a) The representations and warranties of the Company set forth in Section 1 and Section 6 of this Agreement are true and correct as of the date of this Agreement and as of the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement on or prior to the Closing Date;

                                  (b)     The Commission has not issued any
                         order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best of the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                                  (c) Each of the respective signers of the certificate has carefully examined the Registration Statement and the Prospectus; in his opinion and to the best of his knowledge, the Registration Statement and the Prospectus and any amendments or supplements thereto contain all statements required to be stated therein regarding the Company and its subsidiaries; and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                                  (d)     Since the respective dates as of
                         which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (a) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations or management of the Company and its subsidiaries; (b) no legal or governmental action, suit or proceeding is pending or, to the best of their knowledge, threatened against the Company or any of its subsidiaries which is material to the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; (c) since such dates and except as so disclosed, neither the Company nor any of its subsidiaries has (i) entered into any verbal or written agreement or other transaction which is not in the ordinary course of business, which could result in a material reduction in the future earnings of the Company or which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such supplement or prospectus,
                         (ii) incurred, other than in the ordinary course of business, any material liability or obligation, direct, indirect or contingent, (iii) made any change in its capital stock, (iv) made any material change in its short-term debt or funded debt or (v) repurchased or otherwise acquired any of the Company's capital stock; and (d) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the Closing Date.

                         (vi) On the date this Agreement is executed and also on the Closing Date, a letter addressed to the Underwriters, from Arthur Andersen LLP, independent accountants, the first one to be dated the date of this Agreement and the second one to be dated the Closing Date, in form and substance satisfactory to the Underwriters.

                         (vii) The Underwriters shall have received payoff and release letters and/or instruments, dated the Closing Date, from any secured lenders with mortgage indebtedness on such hotels constituting Collateral, outlining the steps to be taken for the repayment of indebtedness as set forth therein, and undertaking to take all steps necessary to release all liens thereunder upon the payment in full of all amounts due in respect of such indebtedness.

                         (viii) If unavailable as of the Closing Date, the Underwriters shall have received reasonable assurance that the Company will pursue, obtain and record UCC-3 Termination Statements, mortgage releases and all other documents and other releases, in proper form for filing, necessary to release all liens under the loans referred to in paragraph
                 (vii) above.

                         (ix) The Company shall have caused a valid, perfected security interest in all of the right, title and interest of the Company in and to the Collateral pursuant to the Collateral Documents to be granted to the Collateral Agent for the equal and ratable benefit of the holders of the Notes, and the Underwriters shall have received executed Financing Statements and Fixture Financing Statements with respect to the Collateral under the Collateral Documents such that upon the filing of such Financing Statements and Fixture Financing Statements in the offices identified therein, such security interest will become perfected with the priority required by the Collateral Documents.

                         (x) The Underwriters shall have received executed counterparts, in recordable form, of each Collateral Document, together with all fees required in connection with recordation of each such Collateral Document. The Company shall have duly executed and delivered to the Collateral Agent, for the equal and ratable benefit of the holders of the Notes, each Collateral Document for the purpose of securing the payment and performance of the obligations under the Indenture, with the priority and otherwise as and to the extent required by each such Collateral Document. The Company shall have received the commitment of a title insurance company reasonably satisfactory to the Underwriters agreeing to issue to the Trustee, for the benefit of the Holders, Lenders Policies of title insurance (the

                 "Title Commitment"). The costs of the Title Commitment and the policy to be issued pursuant to the Title Commitment shall have been paid in full by the Company.

                         (xi) The Underwriters shall have received evidence reasonably satisfactory to the Underwriters of the taking of all actions with respect to the Collateral Documents as may be necessary or, in the opinion of the Underwriters, desirable to permit the perfection of the liens created, or purported to be created, by the Collateral Documents.

                         (xii) The Company shall have delivered to the Collateral Agent evidence satisfactory to the Underwriters that (i) all insurance policies of the Company covering the Collateral provide that the insurance company issuing such policies will give the Collateral Agent at least 15 days prior written notice of the cancellation, non-renewal or other material change in coverage thereunder and (ii) the Collateral Agent, for the benefit of the holders of the Notes, has been named loss payee and additional insured with respect to insurance policies covering the Collateral to the extent required by the Collateral Documents.

        All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to the Underwriters and to Latham & Watkins, counsel for the Underwriters. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you request. Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the statements made therein.

        If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the Closing Date is not so satisfied, this Agreement at the Underwriters' election will terminate upon notification by the Underwriters to the Company without liability on the part of any Underwriter or the Company except for the expenses to be paid or reimbursed by the Company pursuant to Sections 5 and 9 hereof and except to the extent provided in
Section 7 hereof.

        9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing (or reproduction), and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, each amendment or supplement to any of them, this Agreement, the Indenture and the Statement of Eligibility and Qualification of the Trustee; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Notes; (iii) the preparation, printing (or reproduction), execution and delivery of the Indenture and the preparation, printing, authentication, issuance and delivery of the Notes, including any stamp taxes in connection with the original issuance of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Notes; (v) the registration of the Notes under the Exchange Act and the listing of the Notes on the New York Stock Exchange; (vi) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing (or reproduction), and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the NASD; (viii) the fees and expenses of the Trustee, the Collateral Agent and any paying agent (including related fees and expenses of their respective counsel); (ix) the fees and expenses associated with obtaining ratings for the Notes from nationally recognized statistical rating organizations; (x) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Notes; and (xi) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

                 10. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Notes may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying the Underwriters, or by the Underwriters, by notifying the Company.

                 If any one or more of the Underwriters shall fail or refuse to purchase Notes which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate principal amount of Notes which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate principal amount of Notes which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the principal amount of Notes set forth opposite its name in Schedule I hereto bears to the aggregate principal amount of Notes set forth opposite the names of all non-defaulting Underwriters or in such other proportion as the Underwriters may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Notes which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Notes which it or they are obligated to purchase on the Closing Date and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Underwriters and the Company for the purchase of such Notes by one or more non-defaulting Underwriters or other party or parties approved by the Underwriters and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Notes which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

        Any notice under this Section 10 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

        11. Termination of Agreement. Without limiting the right to terminate this Agreement pursuant to any other provision hereof:

                 (a) This Agreement may be terminated by the Company by notice to the Underwriters or by the Underwriters by notice to the Company at any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Company to any Underwriter (except for the expenses to be paid or reimbursed by the Company pursuant to Sections 5 and 9 hereof and except to the extent provided in Section 7 hereof) or of any Underwriter to the Company (except to the extent provided in Section 7 hereof).

                 (b) This Agreement may also be terminated by the Underwriters prior to the Closing Date by notice to the Company (i) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal or New York authorities, (ii) if an outbreak of major hostilities or other national or international calamity or any substantial material adverse change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the judgment of the Underwriters, to affect adversely the marketability of the Notes,
        (iii) if any adverse event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or which is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect, or
        (iv) if there shall be any action suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the reasonable judgment of the Underwriters, may materially and adversely affect the Company's business or earnings and makes it impracticable or inadvisable to offer or sell the Notes. Any termination pursuant to this subsection (b) shall be without liability on the part of any Underwriter to the Company or on the part of the Company to any Underwriter (except for expenses to be paid or reimbursed by the Company pursuant to Sections 5 and 9 hereof and except to the extent provided in Section 7 hereof).

        12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first and third paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 6(b) and 7 hereof.

        13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Notes sold hereunder and any termination of this Agreement.

        14. Miscellaneous. Except as otherwise provided herein, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 700 Route 46 East, Fairfield, New Jersey 07004, Attention: Joseph Bernadino, Esq. with a copy to William N. Dye, Esq., Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022; or (ii) if to the Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention:
Manager, Investment Banking Division with a copy to John D. Watson, Jr., Esq., Latham & Watkins, 1001 Pennsylvania Avenue, Suite 1300, Washington, D.C. 20004.

        15.      Successors.      This Agreement has been and is made solely for
the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term

"successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Notes in his status as such purchaser.

        16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

        17. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

        18. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

        In this Agreement the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Underwriters.


                            [signature page follows]

        Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                        Very truly yours,

                                        PRIME HOSPITALITY CORP.



                                        By:
                                            -------------------
                                        Name:
                                        Title:



The foregoing Underwriting Agreement is hereby confirmed and accepted by us in New York, New York as of the date first above written.

SMITH BARNEY INC.
BT SECURITIES CORPORATION
MONTGOMERY SECURITIES


BY:  SMITH BARNEY INC.



By:
    ---------------------
Name:
Title:

                                   SCHEDULE I

UNDERWRITER                                         PRINCIPAL AMOUNT OF NOTES
-----------                                         -------------------------
Smith Barney Inc. . . . . . . . . . . . . . . . .   $

BT Securities Corporation . . . . . . . . . . . .

Montgomery Securities . . . . . . . . . . . . . .

       Total . . . . . . . . . . . . . . . . . . .  $120,000,000
                                                    ============

                                  SCHEDULE II

                                   EXHIBIT A

                            [LETTERHEAD OF LAW FIRM]


                            _____________________, 1996

Smith Barney, Inc.
BT Securities Corporation
Montgomery Securities
      c/o     Smith Barney Inc.
              388 Greenwich Street
              New York, New York 10013

Norwest Bank Minnesota, National Association
____________________________________________
____________________________________________

                       Re: Loan (the "Loan") by Norwest Bank Minnesota, National Association, as Trustee under the Indenture, to Prime Hospitality Corp. in the Aggregate Principal Amount of $120,000,000

Ladies and Gentlemen:

              We have acted as counsel for Prime Hospitality Corp., a Delaware corporation (the "Company"), in connection with the transactions contemplated by the Indenture, dated as of the date hereof (the "Indenture"), between Norwest Bank Minnesota, National Association (the "Trustee") and the Company. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture and the Underwriting Agreement, dated as of January ___, 1996, by and among the Company, Smith Barney Inc., BT Securities Corporation and Montgomery Securities (the "Underwriting Agreement").

              In such capacity, we have reviewed the following documents, dated as indicated below, as executed in connection with the Loan (collectively referred to herein as the "Collateral Documents"):

              (a)      The Underwriting Agreement;

              (b)      The Registration Statement and the Prospectus;

              (c)      The Indenture;

              (d)      The Notes;

              (e) UCC-1 Financing Statements, dated as of the date hereof (the "Financing Statements"), between the Company, as debtor, and the Trustee, as secured party;

              (f) [Mortgage/Deed of Trust], Assignment of Leases and Rents and Security Agreement, dated as of the date hereof (the "[Mortgage/Deed of Trust]"), given by the Company to the Trustee as security for the Notes and covering the [Name of Premises] located at [Address of Premises] (the "Premises");

              (g) Environmental and Hazardous Substance Indemnification Agreement, dated as of the date hereof (the "Environmental Agreement"), made by the Company for the benefit of the Trustee;

              (h) Assignment of Franchise Agreement, dated as of the date hereof (the "Franchise Assignment"), made by the Company in favor of the Trustee;

              (i) Assignment of Contracts and Documents, dated as of the date hereof ("Assignment of Contracts"), made by the Company in favor of Trustee; and

              (j)      [List any other relevant documents]

              As to various questions of fact material to our opinion, we have relied, without independent investigation, upon the representations made in the Underwriting Agreement, the Indenture and the Collateral Documents and upon certificates of officers of the Company. We have also examined such certificates of public officials, corporate documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to give the opinions hereinafter set forth. We have assumed, without independent investigation, the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies.

              We understand that with respect to title matters, you will be relying on the title insurance commitment issued to you by Chicago Title Insurance Company bearing Title No. ____________________ dated as of _______________ and re-dated as of today. We have not made any investigation of, and do not express an opinion as to, any matters of title to any property, whether real, personal or mixed.

              We express no opinion with respect to the effect of any law other than the law of the state of _____________ and the federal law of the United States. Insofar as our opinion pertains to matters of Delaware law, we have relied upon the opinion of Willkie, Farr & Gallagher, dated as of the date hereof, a copy of which is attached hereto as Exhibit A.

              Based upon the foregoing, and subject to the qualifications and exceptions heretofore and hereinafter set forth, we are of the opinion that:

____________, 1995
Page 29

              1. The Company is duly qualified to do business and is in good standing as a foreign corporation under the laws of the state of [state of Premises] (the "State").

              2. The Company holds all State permits and licenses necessary or required for the Company to conduct its business as presently conducted in the State. The Company has all requisite corporate power and authority to own, lease and operate the premises as a hotel.

              3. When duly executed and delivered on behalf of the Company, each Collateral Document will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The aforesaid opinion as to enforceability is also subject to the qualification that certain provisions contained in the Collateral Documents may not be enforceable, but such unenforceability will not render the Collateral Documents invalid as a whole or substantially interfere with realization of the principal benefits and/or security provided thereby.

              4. The execution and delivery of the Collateral Documents by the Company, the borrowing thereunder and the granting of liens in connection therewith by the Company, and the payment of the indebtedness of the Company evidenced by the Notes do not: (a) violate any statute, rule or regulation of the State applicable to the Company or, to our knowledge, any judgment, decree, order, regulation or rule of any court or governmental authority of the State to which the Company, or any of its properties (including, without limitation, the Premises) may be subject or (b) require any consents, approvals, authorizations, registrations, declarations or filings by the Company under any statute, rule or regulation of the State applicable to the Company (other than consents which have been obtained prior to the Closing), or (c) result in the creation of any Lien (other than pursuant to the Collateral Documents) upon any property or assets of the Company (including, without limitation, the Premises) located in the State.

              5. The provisions of each Collateral Document are effective to create a valid lien on the portion of the Collateral which is real property and a valid security interest in favor of the Trustee, as secured party, in that portion of the collateral (the "Article 9 Collateral") described in such Collateral Document which is subject to Uniform Commercial Code as enacted in the State (the "State UCC"), as security for the payment, to the extent set forth therein, of all obligations of the Company to the Trustee, as secured party, under the Collateral Documents.

              6. Each Collateral Document is in appropriate form for filing in the State.

              7. The execution of each of the (A) [Mortgage/Deed of Trust], (B) the recording of the [Mortgage/Deed of Trust] in the office of ________________________, (C) the recording and filing of the Financing Statements in the office of ________________ and (D) the payment of fees due in respect thereof, shall cause the Trustee, for the benefit of the holders of the Notes, to have, as security for the

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payment of the obligations under the Indenture and the Notes, a valid
[Mortgage/Deed of Trust] lien of record on the portions of the Collateral described in such [Mortgage/Deed of Trust] consisting of real property located in _________________, and a valid, duly perfected security interest in the portions of the Collateral described in such [Mortgage/Deed of Trust] consisting of fixtures located in ______________, and the actions, recordings or filings described in clauses (A), (B), (C) and (D) are the only actions, recordings or filings necessary in any filing office in the State to publish notice of, and perfect, as the case may be, the validity of such liens and security interests in the Collateral consisting of real property and fixtures located in ________________________. From and after the date hereof (assuming the due recording of the [Mortgage/Deed of Trust], and the filing of the Financing Statements), the liens or security interests created consisting of real property and fixtures located in ________________, by the filing of such [mortgage/deeds of trust] and financing statements will be duly perfected.

              8. Upon the proper recording or filing of the Collateral Documents in the office of _______________, the security interest in favor of the Trustee in the Article 9 Collateral will be perfected to the extent a security interest in such collateral can be perfected by filing a financing statement under the provisions of the State UCC.

              9. The Franchise Assignment is in appropriate form for recordation in the office of ________________, and upon the recording or filing of the same in the office of _______________, will effect a valid assignment of the Franchise Agreement described in such document by the Company.

              10. Except as described in this opinion, no recording, filing, privilege, or other tax must be paid in connection with the execution, delivery, recordation or enforcement of the Collateral Documents.

              11. The Trustee is not required, solely by reason of the transactions contemplated by the Indenture and the Collateral Documents, to qualify to do business in the State or to obtain any other authorization, approval or action by, give any notice to or make any filing with, any governmental, administrative or judicial authority or regulatory body of the State in order to carry out the transactions contemplated by the Indenture and the Collateral Documents, or avail itself of the remedies provided thereby; the Trustee will not become subject to taxation in the State solely as a result of the performance of the transactions contemplated by the Indenture and the Collateral Documents.

              12. The provisions of the Indenture and of the Collateral Documents stating that they shall be governed by, and construed in accordance with the laws of the State of New York will be enforced, recognized and in all respects deemed controlling under the law of the State, except as to validity, creation and perfection of the Liens, perfection of security interests, and matters of procedure and remedies as to which the Collateral Documents will be governed by and construed in accordance with the laws of the State.

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Page 31

              13. The foreclosure of any Collateral Document will not in any manner restrict, affect or impair the Company's liability with respect to the indebtedness secured thereby, or the Trustee's rights or remedies with respect to the foreclosure or enforcement of any other security interests or liens securing such indebtedness, to the extent any deficiency remains unpaid after application of the proceeds of the foreclosure of such Collateral Document.

              14. The law (statutory or otherwise) of the State does not require a lienholder to make an election of remedies where such lienholder holds security interests and liens on both the real and the personal property of a debtor or to take recourse first or solely against its collateral.

              15. A mortgagor does not have a right of redemption under the laws of the State or the terms of the Collateral Documents are effective to waive such rights.

              16. To the best of our knowledge, the Premises complies with all applicable zoning, use, setback, building code, occupancy, subdivision, land use and development laws, rules and regulations and there is no legal action pending or threatened, or proposed change in zoning, which would affect the use and occupancy of the Premises as a hotel.

              17. The Loan, as made will not violate any applicable usury laws of the State or other applicable laws regulating the interest rate, fees and other charges that may be collected with respect to the Loan.

      In addition, we have participated in conferences with officers and other representatives of the Company, Willkie Farr & Gallagher, representatives of the independent certified public accountants of the Company and the Underwriters at which the contents of the Registration Statement, the Prospectus and any amendment thereof or supplement thereto and related matters were discussed and, although we have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives) no facts have come to our attention that would lead us to believe that either the Registration Statement at the time it became effective (or any amendment thereof made prior to the Closing Date, as the case may be, as of the date of such amendment) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (of any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that in each such case we express no belief or opinion with respect to the financial statements and schedules and other financial or statistical data included therein).


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              The foregoing opinions shall not be relied upon by any party other than the Underwriters, the Trustee, holders of the Notes, their successors and/or assigns and their respective counsel.

                               Very truly yours,





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